UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2022

AMERICAN NATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39369	30-1221711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Moody Plaza

Galveston, Texas 77550-7999

(Address of Principal Executive Offices) (Zip Code)

(409) 763-4661

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	ANAT	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

As previously disclosed on August 9, 2021, in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) by American National Group, Inc., a Delaware corporation (the “Company”), the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Brookfield Asset Management Reinsurance Partners Ltd., an exempted company limited by shares existing under the laws of Bermuda (“Parent”), and Freestone Merger Sub Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Parent (“Merger Sub”).

On May 25, 2022 (the “Closing Date”) upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as an indirect, wholly-owned subsidiary of Parent.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on August 9, 2021, which is incorporated by reference herein.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information contained in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Effect on Capital Stock

At the effective time of the Merger (the “Effective Time”), each issued and outstanding share of common stock of the Company (“Common Stock”) was converted into the right to receive $190.00 in cash without interest (the “Merger Consideration”), for total Merger Consideration of approximately $5.1 billion.

Equity Awards

In addition, at the Effective Time, each outstanding and unvested restricted share award and restricted stock unit award, whether vested or unvested, was automatically cancelled and converted into the right to receive a cash payment equal to the Merger Consideration multiplied by the total number of shares of Common Stock subject to such award prior to the Effective Time.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth under the Introductory Note of this Current Report on Form 8-K is incorporated by reference in this Item 3.01.

On May 25, 2022, in connection with the completion of the Merger, the Company notified Nasdaq Stock Market LLC (the “NASDAQ”) of the consummation of the Merger and requested that the NASDAQ delist the Common Stock. The Company has requested that NASDAQ file with the SEC a notification of removal from listing on Form 25 to report that the Common Stock will no longer be listed on the NASDAQ.

The Company intends to file with the SEC a certification on Form 15 under the Securities Exchange Act of 1934 (“Exchange Act”), requesting the termination of the Company’s Section 12 registration and reporting obligations under Section 13 of the Exchange Act and the suspension of the Company’s reporting obligations under Section 15(d) of the Exchange Act, in each case with respect to the Common Stock.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth under the Introductory Note of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

In connection with the Merger and at the Effective Time, holders of the Common Stock immediately prior to such time ceased to have any rights as stockholders of the Company (other than their right to receive Merger Consideration pursuant to the terms of the Merger Agreement).

Item 5.01.	Changes in Control of Registrant.

The information set forth under the Introductory Note of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

In connection with the Merger and at the Effective Time, a change in control of the Company occurred and Merger Sub has been merged with and into the Company, with the Company continuing as the surviving corporation and as an indirect, wholly-owned subsidiary of Parent.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of the Effective Time, each member of the board of directors of the Company immediately prior to the Effective Time ceased to be a director of the Company pursuant to the terms of the Merger Agreement. The members of the board of directors of the Company immediately prior to the Effective Time were Ross Rankin Moody, James Edward Pozzi, Frances Anne Moody-Dahlberg, Irwin M. Herz, Jr., Arthur Oleen Dummer, James Daniel Yarbrough, Elvin Jerome Pederson, William Crane Ansell, James Parker Payne and Erle Douglas McLeod.

The board of directors of the surviving corporation effective as of, and immediately following, the Effective Time, consisted of the members of the board of directors of Merger Sub immediately prior to the Effective Time, being Jonathan Bayer, Sachin Shah, Anne Schaumburg and Gregory E.A. Morrison. Each director will hold office in accordance with the certificate of incorporation and bylaws of the surviving corporation until their respective successors shall have been duly elected, designated and qualified, or until their earlier death, resignation or removal in accordance with the certificate of incorporation and bylaws of the surviving corporation.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, the Company’s Amended and Restated Certificate of Incorporation and By-laws were amended and restated in their entirety to be the certificate of incorporation and bylaws of Merger Sub as in effect immediately prior to the Effective Time, and are filed herewith as Exhibits 3.1 and 3.2, respectively, to this Form 8-K and are incorporated by reference herein.

Item 8.01.	Other Events.

On May 25, 2022, the Company and Parent issued a joint press release announcing the completion of the acquisition. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

As the Merger has now closed, the Company will not hold an annual meeting of stockholders in 2022.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of August 6, 2021, by and among Brookfield Asset Management Reinsurance Partners Ltd., Freestone Merger Sub Inc. and American National Group, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 9, 2021).

3.1	Second Amended and Restated Certificate of Incorporation of American National Group, Inc. (included as Exhibit A to the Certificate of Merger of Freestone Merger Sub Inc. with and into American National Group, Inc., filed with the Delaware Secretary of State on May 25, 2022)

3.2	Amended and Restated By-laws of American National Group, Inc.

99.1	Press release of Brookfield Asset Management Reinsurance Partners Ltd. and American National Group, Inc. announcing completion of the Merger, dated May 25, 2022.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN NATIONAL GROUP, INC.

By:	/s/ Brody J. Merrill
Name:	Brody J. Merrill
Title:	Senior Vice President, CFO and Treasurer

Date: May 25, 2022